Exhibit 10.20

CONSENT TO TRANSFER OF UNITS,
ACKNOWLEDGMENT OF REPRESENTATION,
AND WAIVER OF CONFLICTS

February 6, 2007

The undersigned parties acknowledge that Penn Octane Corporation, a Delaware corporation (the “Buyer”), proposes to acquire an option (the “Option”) to purchase 25,000 units of membership interest (the “Units”) of Rio Vista GP LLC, a Delaware limited liability company (“RVGP”) held by Shore Trading LLC, a Nevada limited liability company (the “Seller”). Pursuant to Section 9.1.1 of the Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) of RVGP, the undersigned board of managers of RVGP hereby consents to the grant of the Option by the Seller and to the transfer of the Units to the Buyer in the event the Buyer exercises the Option. Pursuant to Section 10.1 of the Operating Agreement, the board of managers of RVGP hereby further consents to the admission of the Buyer as a Member of RVGP with respect to the Units in the event the Buyer exercises the Option.

If the Buyer does not exercise the Option before the expiration of the Option, the undersigned board of managers of RVGP hereby consents to the transfer of all of the Units, subject to compliance Section 9.1.4 of the Operating Agreement, to any one person (the “Alternate Buyer”) designated by the Seller. The board of managers of RVGP hereby further consents to the admission of the Alternate Buyer as a Member of RVGP, subject to compliance with Section 10.1 (excluding Section 10.1(e)) of the Operating Agreement, with respect to the Units in the event the Alternate Buyer purchases all of the Units from the Seller. Notwithstanding the foregoing, the Alternate Buyer may not be a person whose receipt of confidential information of RVGP or any of its affiliates is likely to cause material harm to RVGP or any of its affiliates, as reasonably determined by the board of managers of RVGP.

Each of the parties acknowledges that the Law Offices of Kevin W. Finck (“Kevin Finck”) has been asked to represent, and has represented, the Buyer and RVGP in connection with the Option. The parties also acknowledge that Kevin Finck currently represents or has previously represented each of them (including the Seller) with respect to other matters. Each of the parties hereby consents to the preparation of an agreement regarding the Option by Kevin Finck and to the representation of the Buyer and RVGP by Kevin Finck in connection with the Option. Each of the parties acknowledges and agrees that Kevin Finck will rely on the consent of the parties to such representation and that each of the parties hereby waives any potential conflicts that might arise in connection with such representation. The Seller further acknowledges that Kevin Finck has advised the Seller to obtain separate representation concerning its rights and obligations in connection with the sale of the Option to the Buyer and the execution of this instrument. The Seller further acknowledges that Kevin Finck is not representing the Seller in this transaction and that Kevin Finck may continue to represent the Buyer and RVGP in future matters involving the Option and this instrument. The Buyer and RVGP each acknowledge and agree that Kevin Finck may continue to represent the Seller in future matters not directly involving the Option or this instrument. 1

This instrument may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument binding on the parties. Facsimile signatures shall have the same legal effect as original signatures.

The foregoing Consent to Transfer of Units, Acknowledgment of Representation and Waiver of Conflicts is executed by the undersigned as of the date first set forth above.

BUYER

Penn Octane Corporation,
a Delaware corporation

By:
Ian T. Bothwell,
Acting Chief Executive Officer

SELLER

Shore Trading LLC,
a Nevada limited liability company

By:
Richard Shore, Jr., Managing Member

RIO VISTA GP LLC,
a Delaware limited liability company

By:
Richard R. Canney, Manager

By:
Murray J. Feiwell, Manager

By:
Douglas G. Manner, Manager

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